UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2012

Peoples Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-24169	52-2027776
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

P.O. Box 210, 100 Spring Avenue, Chestertown, Maryland 21620

(Address of principal executive offices) (Zip Code)

(410) 778-3500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 18, 2012, the Board of Directors of Peoples Bancorp, Inc. (the “Corporation”) voted to terminate the registration of the Corporation’s common stock under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”). On that same date, the Corporation filed a Form 15 with the Securities and Exchange Commission pursuant to Section 12(g)(4) of the Exchange Act, as amended by the Jumpstart Our Business Startups Act, to effect such termination. The termination will be effective 90 days, or such shorter period as the Securities and Exchange Commission may determine, after the filing of the Form 15.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES BANCORP, INC.

Dated: April 19, 2012	By:	/s/ Thomas G. Stevenson
Thomas G. Stevenson President, CEO and CFO